Exhibit 25(a)



                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549
                              _______________

                                 FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE

               TRUST INDENTURE ACT OF 1939 OF A CORPORATION

                       DESIGNATED TO ACT AS TRUSTEE
                              _______________

       CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE

                       PURSUANT TO SECTION 305(b)(2)
                              _______________

               NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION
            (Exact name of trustee as specified in its charter)

                                58-0193243
                   (I.R.S. employer identification no.)

                        600 Peachtree Street, N.E.
                                 Suite 900
                          Atlanta, Georgia  30308
                 (Address of principal executive offices)
                                (Zip Code)
                       _____________________________

                             John T. Henderson
               NationsBank of Georgia, National Association
                            Area Administration
                            6000 Feldwood Road
                       College Park, Georgia  30349
                              (404) 774-6074
         (Name, Address and telephone number of agent for service)
                              _______________

                              with a copy to:
               NationsBank of Georgia, National Association
                              Corporate Trust
                      600 Peachtree Street, Suite 900
                             Atlanta, GA 30308
                         ________________________

                        Federal Express Corporation
            (Exact name of obligor as specified in its charter)

                    Delaware                         71-0427007
            (State or other jurisdiction           (IRS employer
          of incorporation or organization)      identification no.)

                           2005 Corporate Avenue
                         Memphis, Tennessee  38132
                              (901) 369-3600

         (Name, address, including zip code, and telephone number,
            including area code, of principal executive office)
                __________________________________________

          Equipment Trust Certificates; Pass Through Certificates
                    (Title of the indenture securities)
     _________________________________________________________________


1.   General information.

     Furnish the following information as to the trustee--

     (a) Name and address of each examining or supervising authority to which it is subject.

          The Comptroller of the Currency,
          Washington, D.C.

          Federal Reserve Bank of Atlanta
          104 Marietta Street, N.W.
          Atlanta, Georgia

          Federal Deposit Insurance Corporation
          Washington, D.C.

     (b) Whether it is authorized to exercise corporate trust powers.

          Yes.

2.   Affiliations with obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

16.  List of Exhibits.

     List below all exhibits filed as a part of this statement of eligibility.

     (1) A copy of the Articles of Association of the trustee as now in effect. (See Exhibit 1 to Form T-1, Exhibit 25 to Registration No. 33-50233, which is incorporated herein by reference.)

     (2) A copy of the certificate of authority of the trustee to commence business.

     (3) A copy of the authorization of the trustee to exercise corporate trust powers.

     (4) A copy of the existing by-laws of the trustee, as amended to date. (See Exhibit 4 to Form T-1, Exhibit
          25 to Registration No. 33-50233, which is incorporated herein by reference.)

     (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

     (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.


                            SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, NationsBank of Georgia, National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 14th day of November, 1994.

                              NATIONSBANK OF GEORGIA,
                               NATIONAL ASSOCIATION


                              By: /s/ L. Collins Proctor        .
                                   ----------------------
                                   L. Collins Proctor
                                   Trust Officer

                      EXHIBIT 6 TO FORM T-1

                       CONSENT OF TRUSTEE


      Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of Federal Express Corporation Equipment Trust Certificates Pass Through Certificates, NationsBank of Georgia, National Association hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                              NATIONSBANK OF GEORGIA,
                               NATIONAL ASSOCIATION


                              By: /s/ L. Collins Proctor       .
                                   ----------------------
                                   L. Collins Proctor
                                   Trust Officer



                            SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, NationsBank of Georgia, National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 14th day of November, 1994.

                              NATIONSBANK OF GEORGIA,
                               NATIONAL ASSOCIATION


                              By:  /s/ L. Collins Proctor
                                   ----------------------
                                   L. Collins Proctor
                                   Trust Officer


                                                      EXHIBIT 6 TO FORM T-1

                       CONSENT OF TRUSTEE


      Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of Federal Express Corporation Equipment Trust Certificates Pass Through Certificates, NationsBank of Georgia, National Association hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                              NATIONSBANK OF GEORGIA,
                               NATIONAL ASSOCIATION


                              By:  /s/ L. Collins Proctor
                                   ----------------------
                                   L. Collins Proctor
                                   Trust Officer


                                                    EXHIBIT 2 TO FORM T-1


Comptroller of the Currency
Administrator of National Banks
Washington, D.C.  20219


                                CERTIFICATE


I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

2. "NationsBank of Georgia, National Association", Atlanta, Georgia, (Charter No. 13068), a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this Certificate.

                              IN TESTIMONY WHEREOF, I have
                              hereunto subscribed my name
                              and caused my seal of office
                              to be affixed to these presents
                              at the Treasury Department, in
                              the City of Washington and District
                              of Columbia, this 27th day of
                              October, 1994.



                                  Eugene A. Ludwig
                                  ----------------------
                              /s/ Eugene A. Ludwig
                              Comptroller of the Currency



                                                    EXHIBIT 3 TO FORM T-1

Comptroller of the Currency
Administrator of National Banks
Washington, D.C.  20219


                Certification of Fiduciary Powers


I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify the records in this Office evidence "NationsBank of Georgia, National Association", Atlanta, Georgia, (Charter No. 13068), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of The Act of Congress approved September 28, 1962, 76 Stat. 668, 12 U.S.C. 92a. I further certify the authority so granted remains in full force and effect.


                         IN TESTIMONY WHEREOF, I have
                         hereunto subscribed my name
                         and caused my seal of Office
                         of the Comptroller of the
                         Currency to be affixed to these
                         presents at the Treasury
                         Department, in the City of
                         Washington and District of
                         Columbia, this 27th day of
                         October, 1994.


                              /s/ Eugene A. Ludwig
                                  ----------------------
                                  Eugene A. Ludwig
                                  Comptroller of the Currency



                                                    EXHIBIT 7 TO FORM T-1
Comptroller of the Currency
Administrator of National Banks

                       REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of NationsBank of Georgia, N.A. of Atlanta, in the state of Georgia, at the close of business on September 30, 1994 published in response to call made by Comptroller of the Currency, under Title
12, United States Code, Section 161. Charter Number 13281,
Comptroller of the Currency, Atlanta District.


                  Statement of Resources and Liabilities
                       Dollar  Amounts in Thousands

ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin          1,284,932.

Securities:
   Held-to-maturity securities                              2,262,168.
   Available-for-sale securities                            1,979,730.

Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:

    Federal funds sold                                        681,581.
    Securities purchased under agreements to resell             1,000.

Loans and lease financing receivables:
   Loans and leases, net of unearned income                10,368,698.
   LESS: Allowance for loan and lease losses                  144,800.
   Loans and leases, net of unearned income,
   allowance, and reserve                                  10,223,898.
Assets held in trading accounts                                17,832.
Premises and fixed assets (including capitalized
  leases)                                                     188,054.
Other real estate owned                                        11,810.
Customers' liability to this bank on acceptances
  outstanding                                                 166,352.
Intangible assets                                              41,997.
Other assets                                                  175,432.
Total assets                                               17,034,786.


LIABILITIES

Deposits:
   In domestic offices                                      8,434,032.
   Noninterest-bearing                                      2,722,621.
   Interest-bearing                                         5,711,411.

Federal funds purchased and securities sold
 under agreements to repurchase in domestic
 offices of the bank and of its Edge and
 Agreement subsidiaries, and in IBFs:
    Federal funds purchased                                 5,922,740.
    Securities sold under agreements to repurchase            294,226.
Demand notes issued to the U.S. Treasury                      148,359.
Trading Liabilities                                             6,857.
Other borrowed money:
   With original maturity of one year or less                 268,337.
   With original maturity of more than one year                   524.
Bank's liability on acceptances executed and outstanding      166,352.
Other liabilities                                             771,599.
Total liabilities                                          16,013,026.

EQUITY CAPITAL

Common stock                                                   97,747.
Surplus                                                       232,803.
Undivided profits and capital reserves                        714,854.
Less: Net unrealized loss on marketable equity securities     (23,644)
Total equity capital                                        1,021,760.
Total liabilities, limited-life preferred stock,
  and equity capital                                       17,034,786.

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


Hugh M. Chapman L.L. Directors
   Gellerstedt, III
      Harold A. Dawson